1933 Act File No. 33-36729
                                                      1940 Act File No. 811-6165

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            X

     Pre-Effective Amendment No.     ............................


     Post-Effective Amendment No. 37.............................X


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X


     Amendment No.  36..........................................   X



                   FEDERATED MUNICIPAL SECURITIES INCOME TRUST
               (Exact Name of Registrant as Specified in Charter)

                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000
                    (Address of Principal Executive Offices)

                          (412) 288-1900 (Registrant's
                                Telephone Number)

                           John W. McGonigle, Esquire,
                            Federated Investors Tower
                               1001 Liberty Avenue
                            Pittsburgh, PA 15222-3779
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:


_ immediately upon filing pursuant to paragraph (b) on _________________
_ pursuant to paragraph (b) _ 60 days after filing pursuant to paragraph (a)(i) X on October 29, 2004 pursuant to paragraph (a)(i) 75 days after filing pursuant _ to paragraph (a)(ii)

on _________________ pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   Copies to:

Matthew G. Maloney, Esquire
Dickstein Shapiro Morin & Oshinsky, LLP
2101 L Street, N.W.
Washington, DC  20037




















FEDERATED VERMONT MUNICIPAL INCOME FUND

A Portfolio of Federated Municipal Securities Income Trust

PROSPECTUS

OCTOBER 31, 2004


CLASS A SHARES

A mutual fund seeking to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the State of Vermont and Vermont municipalities by investing primarily in a portfolio of investment grade Vermont tax exempt securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                          CONTENTS
                          Risk/Return Summary
                          What are the Fund's Fees and Expenses?
                          What are the Fund's Investment Strategies?
                          What are the Principal Securities in Which the Fund Invests?
                          What are the Specific Risks of Investing in the Fund?
                          What do Shares Cost?
                          How is the Fund Sold?
                          How to Purchase Shares
                          How to Redeem and Exchange Shares
                          Account and Share Information
                          Who Manages the Fund?
                          Legal Proceedings
                          Financial Information





NOT FDIC INSURED           MAY LOSE VALUE      NO BANK GUARANTEE







RISK/RETURN SUMMARY

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the state of Vermont and Vermont municipalities. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests in a portfolio of tax exempt securities so that, normally, distributions of annual interest income are exempt from federal regular income tax and the personal income taxes imposed by the state of Vermont and Vermont municipalities. Interest from the Fund's investments may be subject to the federal alternative minimum tax (AMT) for individuals and corporations. The Fund does not limit itself to securities of a particular maturity range. The Fund's portfolio securities will be primarily investment grade securities. The Fund may invest in derivative contracts to implement its investment strategies as more fully described herein.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

Interest Rate Risks. Prices of tax exempt securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of tax exempt securities with longer durations.

Credit Risks. Issuers of tax exempt securities may default on the payment of interest or principal when due.

Call Risks. Issuers of tax exempt securities may redeem the securities prior to maturity at a price below their current market value.

Sector Risks. Since the Fund invests primarily in issuers from Vermont, the Fund may be subject to additional risks compared to funds that invest in multiple states. Vermont is predominately a rural state with its key economic base comprised of tourism, recreation, agriculture, manufacturing, health care and higher education. Local political and economic factors may adversely affect the value and liquidity of securities held by the Fund. In addition, the local economy of municipalities or political subdivisions in Vermont that are dependent on a large, local employer may be adversely affected by any events affecting that employer.

Liquidity Risks. Trading opportunities are more limited for tax exempt securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. Liquidity risk also refers to the possibility that the Fund may not be able to close out a derivative contract when it wants to. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Tax Risks. The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Consequently, the Fund may receive payments that are treated as ordinary income for federal income tax purposes.

Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

Risks of Investing in Derivative Contracts. Changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or, if they are correlated, may move in the opposite direction than originally anticipated. Also, derivative contracts may involve other risks described in this prospectus, such as interest rate, credit, liquidity and leverage risks.

Non-Diversification Risks. The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's Share price and performance.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table



The performance information shown below will help you analyze investment risks in light of historical returns. The performance information (Bar Chart and Average Annual Total Return Table) shown below for periods prior to August 27, 2004, reflects historical performance data for Banknorth Vermont Municipal Bond Fund (the "Former Fund") prior to its reorganization into the Fund on August 27, 2004. The Fund is a newly created portfolio of the Federated Municipal Securities Income Trust (the "Trust"), and is the successor to the Former Fund pursuant to the reorganization described below. Prior to the date of the reorganization, the Fund did not have had any investment operations. On the date of the reorganization, on August 27, 2004, the Former Fund's assets (inclusive of liabilities recorded on the Former Fund's records) were transferred into the Fund and the Former Fund was dissolved on or within a short period of time after the date of the reorganization. As a result of the reorganization, the Fund has a different investment adviser than the Former Fund. The Former Fund's investment adviser was Banknorth Investment Advisors. The Fund's investment adviser is Federated Investment Management Company. Former Fund shareholders will have received Class A Shares of the Fund as a result of the reorganization. The performance information below reflects the actual total operating expenses of the Former Fund, which are less than the anticipated expenses for the Fund (before waivers).

The Former Fund was the successor to a portfolio of assets of CF Vermont Tax Exempt Fund (Common Trust Fund), a common trust fund managed by the Former Fund's investment adviser, which were transferred to the Former Fund on October 2, 2000 in exchange for the Former Fund's shares. The quoted performance includes the performance of the Common Trust Fund for periods before the date the Former Fund's operations commenced on October 2, 2000, adjusted to reflect the Former Fund's expenses. The Common Trust Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, performance may have been adversely affected.

The bar chart shows the variability of total returns on a calendar year-by-year basis. As noted above, the total return shown is the total return of the Former Fund. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. Performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The graphic presentation displayed here consists of a bar chart representing the annual total returns of Class A Shares of the Former Fund as of the calendar year-end for each of ten years. The `y' axis reflects the "% Total Return" beginning with "-(2)%" and increasing in increments of 2.00% up to 10.00%. The `x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 2003. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class A Shares for each calendar year is stated directly at the bottom of each respective bar, for the calendar years 1994 through 2003. The percentages noted are: (1.44)%, 9.06%, 3.54%, 5.46%, 4.36%, 0.80%, 3.53%, 4.43%,
5.45% and 2.73%, respectively.

     The Fund's Shares are sold with a 4.50% sales load. See "What Do Shares Cost?" below. The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. The total returns shown in the bar chart above are based upon net asset value. The Fund's total return for the six-month period from January 1, 2004 to June 30, 2004 was (0.71)%.

     Within the period shown in the bar chart, the highest quarterly return was 3.18% (quarter ended March 31, 1995). The lowest quarterly return was (2.52)% (quarter ended March 31, 1994).


Average Annual Total Return Table

     Return Before Taxes is shown. In addition, Return After Taxes is shown to illustrate the effect of federal taxes on returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers 5-Year Municipal Bond Index (LB5MB),1 the Former Fund's broad-based market index, and the Lehman Brothers Municipal Bond Index (LBMB),2 the Fund's broad-based market index.3 Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in a fund's performance. The indices are unmanaged, and it is not possible to invest directly in the indices.

 (For the Periods ended December 31, 2003)             1 Year  5 Years  10 Years
 -------------------------------------------------------------------------------
 Former Fund
 Return Before Taxes                                    2.73%    3.38%    3.76%
 -------------------------------------------------------------------------------
 Return After Taxes on Distributions4                   2.71%    3.37%    3.75%
 -------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of                 3.25%
 Shares4                                                2.95%             3.44%
 -------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index (LBMB)            5.31%    5.83%    6.03%
 -------------------------------------------------------------------------------
 Lehman Brothers 5-Year Municipal Bond Index (LB5MB)    4.13%    5.57%    5.42%
 -------------------------------------------------------------------------------

1. The LB5MB is an unmanaged index of municipal bonds, issued after December 31, 1990, with minimum credit ratings of at least BAA3, which have been issued as part of a deal of at least $50 million have an amount outstanding of at least $5 million, and have a maturity range of 4 to 6 years.

2. The LBMB is an unmanaged index of municipal bonds, with a minimum credit rating of at least Baa, which have been issued as part of a deal of at least $50 million, and have an amount outstanding of at least $3 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax.

3. The Fund has elected to use the LBMB, rather than the LB5MB, as its broad-based market index because the Fund believes that the LBMB is more representative of the securities that the Fund will hold as of, and after, the reorganization.

4 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment and shows the effect of taxes on distributions. Return After Taxes on Distributions and Sale of Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans. In some cases the return after taxes on distributions and sale of shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period.



WHAT ARE THE FUND'S FEES AND EXPENSES?

FEDERATED VERMONT MUNICIPAL INCOME FUND

FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases
    (as a percentage of offering price)                                4.50%

Maximum Deferred Sales Charge (Load) (as a percentage of               0.00%
original purchase price or redemption proceeds, as applicable)

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and       None
other Distributions) (as a percentage of offering price)

Redemption Fee (as a percentage of amount redeemed, if                 None
applicable)

Exchange Fee                                                           None

Annual Fund Operating Expenses (Before Waivers)1

Expenses That are Deducted From Fund Assets (as a percentage of average net assets)

Management Fee2 0.40% Distribution (12b-1) Fee3 0.25% Shareholder Services Fee 0.25% Other Expenses4 0.41% Total Annual Fund Operating Expenses 1.31% Total Contractual Waivers of Fund Expenses 0.25% Total Annual Fund Operating Expenses (after contractual waivers)3 1.06% The percentages shown are based on expenses for the entire fiscal year ending August 31, 2005. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.


1 Although not contractually obligated to do so, the adviser and administrator expect to waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending August 31, 2005.

   Total Voluntary Waivers of Fund Expenses                            0.26%
   Total Actual Annual Fund Operating Expenses (after waivers)         0.80%

2 The adviser expects to voluntarily waive a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee expected to be paid by the Fund (after the anticipated voluntary waiver) will be 0.17% for the year ending August 31, 2005.

3 Pursuant to a written waiver agreement, the distributor will waive the distribution (12b-1) fee. The distribution (12b-1) fee expected to be paid by the Fund (after the anticipated contractual waiver) will be 0.00% for the fiscal year ending August 31, 2005. The anticipated contractual waiver will expire on August 27, 2006.

4 The administrator expects to voluntarily waive a portion of its fee. The administrator can terminate this voluntary waiver at any time. The total other operating expenses expected to be paid by the Fund (after the anticipated voluntary waiver) will be 0.38% for the fiscal year ending August 31, 2005.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Class A Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are any applicable contractual waivers as disclosed above and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs and returns would be:

                                         1 Year  3 Years  5 Years   10 Years
Federated Vermont Municipal Income Fund  $553    $772     $1,008    $1,686



WHAT ARE THE FUND'S INVESTMENT STRATEGIES?

The Fund invests in a portfolio of tax exempt securities so that, normally, distributions of annual interest income are exempt from federal regular income tax and personal income taxes imposed by the state of Vermont and Vermont municipalities. The interest on securities the Fund invests in may be subject to AMT.

The Fund invests at least 65% of its assets in investment grade securities. The Fund does not limit itself to securities of a particular maturity range, but has a goal to focus on long term securities with maturities greater than ten years. The Fund's investment adviser (Adviser) actively manages the Fund's portfolio, seeking to manage the interest rate risk and credit risk assumed by the Fund and to provide superior levels of after-tax total return.

The Adviser manages the Fund's interest rate risk by adjusting the duration of its portfolio. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's duration, the greater the change in the portfolio's value in response to a change in market interest rates. The Adviser will increase or reduce the Fund's portfolio duration based on its interest rate outlook. When the Adviser expects interest rates to fall, it will maintain a longer portfolio duration. When the Adviser expects interest rates to increase, it will shorten the portfolio duration. The Adviser uses hedging transactions for purposes of duration management. The Adviser considers a variety of factors in formulating its interest rate outlook, including the following:

o    current and expected U.S. economic growth;

o    current and expected interest rates and inflation;

o    the Federal Reserve's monetary policy; and

o supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities.

The Adviser manages credit risk by performing a fundamental credit analysis on tax exempt securities before the Fund purchases such securities. The Adviser considers various factors, including the following:

o the economic feasibility of revenue bond financings and general purpose financings;

o the financial condition of the issuer or guarantor; and o political developments that may affect credit quality. The Adviser monitors the credit risks of all portfolio securities on an ongoing basis by reviewing periodic financial data and ratings of nationally recognized statistical rating organizations (NRSROs).

The Adviser attempts to provide superior levels of after-tax total return. After- tax total return consists of two components: (1) income received from the Fund's portfolio securities; and (2) changes in the market value of the Fund's portfolio securities and attendant increase or decrease in the market value of Fund Shares. The Adviser seeks total return on an after-tax basis, so that it will try to maximize tax exempt income distributions; make no ordinary income distributions; and minimize or eliminate capital gains distributions.

The Fund may enter into derivatives contracts as hedging transactions, as more fully described herein. The Fund also may use derivative contracts to implement its overall investment strategies in a more cost effective or efficient manner. For example, the Fund may purchase derivatives contracts rather than individual securities in order to gain exposure to the municipal bond sector.

Because the Fund refers to municipal investments in its name, it has an investment policy that it will normally invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax. This policy may not be changed without shareholder approval.

HEDGING

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Temporary Defensive Investments

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations and in securities subject to federal, Vermont state and various Vermont municipal income taxes. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders. This also may cause the Fund to receive and distribute taxable income to investors.

WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE FUND INVESTS?

TAX EXEMPT SECURITIES

Tax exempt securities are fixed income securities that pay interest that is not subject to federal regular income taxes. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.

Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

The following describes the principal types of tax exempt securities in which the Fund may invest.

General Obligation Bonds

General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on bonds.

Private Activity Bonds

Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to AMT. The Fund may invest in bonds subject to AMT.

Tax Increment Financing Bonds

Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

Municipal Leases

Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

The Fund may invest in securities supported by pools of municipal leases. The most common type of lease backed securities are certificates of participation
(COPs). However, the Fund may also invest directly in individual leases.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a "coupon payment"). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate risks and credit risks of a zero coupon security.

Inverse Floaters

An inverse floater has a floating or variable interest rate that moves in the opposite direction of market interest rates. When market interest rates go up, the interest rate paid on the inverse floater goes down; when market interest rates go down, the interest rate paid on the inverse floater goes up. Inverse floaters generally respond more rapidly to market interest rate changes than fixed rate tax exempt securities. Inverse floaters are subject to interest rate risks and leverage risks. Municipal Notes Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, commodities, financial indices or other assets or instruments. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts. Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument derivative contracts may increase or decrease the Fund's exposure to interest rate risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts, as well as combinations of these contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts.The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts.

The Fund may buy or sell the following types of futures contracts: interest rate and index financial futures contracts. Options Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts, forward contracts and swaps.

Swaps

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which the Fund may invest include: interest rate swaps, cap and floors and total return swaps.

SPECIAL TRANSACTIONS

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Asset Coverage

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting futures contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on futures contracts or special transactions.

INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor's, a NRSRO, assigns ratings to investment grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUND?

INTEREST RATE RISKS

Prices of fixed income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from NRSROs such as Standard & Poor's and Moody's Investors Service. These NRSROs assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

CALL RISKS

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks or other less favorable characteristics.

SECTOR RISKS

A substantial part of the Fund's portfolio may be comprised of securities issued by Vermont issuers or credit enhanced by banks, insurance companies or companies with similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect Vermont issuers or these credit enhancing entities.

Vermont is predominately a rural state with its key economic base comprised of tourism, recreation, agriculture, manufacturing, health care and higher education. Local political and economic factors may adversely affect the value and liquidity of securities held by the Fund. In addition, the local economy of municipalities or political subdivisions in Vermont that are dependent on a large, local employer may be adversely affected by any events affecting that employer. Since the Fund invests primarily in issuers from a single state, the Fund may be subject to additional risks compared to funds that invest in multiple states.

TAX RISKS

In order to be tax exempt, tax exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. Changes or proposed changes in federal tax laws may cause the prices of tax exempt securities to fall. The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Additionally, the Fund may not be able to close out certain derivative contracts when it wants to. Consequently, the Fund may receive payments that are treated as ordinary income for federal income tax purposes. Income from the Fund may be subject to AMT.

LEVERAGE RISKS

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

LIQUIDITY RISKS

Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

RISKS OF INVESTING IN DERIVATIVES CONTRACTS

The Fund's use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivatives contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Finally, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Derivative contracts may also involve other risks described in this prospectus, such as interest rate, credit, liquidity and leverage risks.

RISKS ASSOCIATED WITH NON-INVESTMENT GRADE SECURITIES

Securities rated below investment grade, also known as junk bonds, generally entail greater interest rate, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic and financial setbacks may affect their prices more negatively, and their trading market may be more limited. The Fund may invest up to 35% of its assets in non-investment grade securities.

WHAT DO SHARES COST?

You can purchase,  redeem or exchange Shares any day the New York Stock Exchange
(NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus) it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price).

NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open.

The Fund generally values fixed income securities according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option.

The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

                                                                   Maximum Sales Charge
                              Minimum
                              Initial/Subsequent
                              Investment                                                      Contingent
                              Amounts1                             Front-End                  Deferred
 Shares Offered                                                    Sales Charge2              Sales Charge3
 Class A                      $1,500/$100                          4.50%                      0.00%

1    The  minimum  subsequent   investment  amounts  for  Systematic  Investment
     Programs (SIP) is $50. Investment  professionals may impose higher or lower minimum  investment  requirements  on their customers than those imposed by the Fund.

2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase."

3    See "Sales Charge When You Redeem."

SALES CHARGE WHEN YOU PURCHASE

Class A Shares
                                                   Sales Charge
                                                   as a Percentage
                                                   of Public                               Sales Charge
                                                   Offering Price                          as a Percentage
Purchase Amount                                                                            of NAV
Less than $100,000                                 4.50%                                   4.71%
$100,000 but less than $250,000                    3.75%                                   3.90%
$250,000 but less than $500,000                    2.50%                                   2.56%
$500,000 but less than $1 million                  2.00%                                   2.04%
$1 million or greater1                             0.00%                                   0.00%


1 A contingent deferred sales charge of 0.75% may apply. See "Sales Charge When You Redeem."

To determine whether your Contingent Deferred Sales Charge may be waived, see "Eliminating the Contingent Deferred Sales Charge" in the Fund's Statement of Additional Information.

If your investment qualifies for a reduction or elimination of the sales charge as described below, you or your investment professional should notify the Fund's Distributor at the time of purchase. If the Distributor is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

The sales charge at purchase may be reduced or eliminated by:

o purchasing Shares in greater quantities to reduce the applicable sales charge;

o    combining concurrent purchases of Shares:

     -    by you, your spouse, and your children under age 21; or

     - of the same share class of two or more Federated funds (other than money market funds); o accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in the Fund); or

o signing a letter of intent to purchase a specific dollar amount of Shares within 13 months (call your investment professional or the Fund for more information).

The sales charge will be eliminated when you purchase Shares:

o    within 120 days of redeeming Shares of an equal or greater amount;

o by exchanging shares from the same share class of another Federated fund (other than a money market fund);

o through wrap accounts or other investment programs where you pay the investment professional directly for services;

o as a shareholder that originally became a shareholder of the Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;

o through investment professionals that receive no portion of the sales charge;

o as a Federated Life Member (Class A Shares only) and their immediate family members; or

o as a Trustee or employee of the Fund, the Adviser, the Distributor and their affiliates, and the immediate family members of these individuals.

HOW IS THE FUND SOLD?

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through investment professionals. The Fund may not be a suitable investment for retirement plans or for non-Vermont taxpayers because it invests in Vermont tax exempt securities.

When the Distributor receives marketing fees and sales charges, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

RULE 12B-1 PLAN

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of the Fund's Class A Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees. As disclosed in the section entitled, "What are the Fund's Fees and Expenses?," the distributor expects to waive the distribution (12b-1) fee pursuant to a written waiver agreement, and the anticipated contractual waiver will expire on August 27, 2006.

HOW TO PURCHASE SHARES

You may purchase Shares through an investment professional, directly from the Fund, or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares.

THROUGH AN INVESTMENT PROFESSIONAL

o    Establish an account with the investment professional; and

o Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

o Establish your account with the Fund by submitting a completed New Account Form; and

o Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire Send your wire to:

  State Street Bank and Trust Company
  Boston, MA
  Dollar Amount of Wire
  ABA Number 011000028
  Attention: EDGEWIRE
  Wire Order Number, Dealer Number or Group Number
  Nominee/Institution Name
  Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

    The Federated Funds
    P.O. Box 8600
    Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

    The Federated Funds
    66 Brooks Drive
    Braintree, MA 02184

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your investment professional.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

HOW TO REDEEM AND EXCHANGE SHARES

You should redeem or exchange Shares:

o through an investment professional if you purchased Shares through an investment professional; or

o    directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption or exchange request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

    The Federated Funds
    P.O. Box 8600
    Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

    The Federated Funds
    66 Brooks Drive
    Braintree, MA 02184

All requests must include:

o    Fund Name and Share Class, account number and account registration;

o    amount to be redeemed or exchanged;

o    signatures of all shareholders exactly as registered; and

o if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your investment professional or the Fund if you need special instructions.

Signature Guarantees Signatures must be guaranteed if:

o your redemption will be sent to an address other than the address of record;

o your redemption will be sent to an address of record that was changed within the last 30 days;

o    a redemption is payable to someone other than the shareholder(s) of record;
     or

o if exchanging (transferring) into another fund with a different shareholder registration.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

o an electronic transfer to your account at a financial institution that is an ACH member; or

o wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

o    to allow your purchase to clear;

o    during periods of market volatility; or

o when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

o    ensure that the account registrations are identical;

o    meet any minimum initial investment requirements; and

o    receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. The Fund's management or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Federated funds.

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your investment professional or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Generally, it is not advisable to continue to purchase Class A Shares subject to a sales charge while redeeming Shares using this program.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

ACCOUNT AND SHARE INFORMATION

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before the record date for a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund's dividends may not be exempt. Dividends may be subject to state and local taxes, although the Fund's dividends will be exempt from the Vermont taxes discussed above to the extent they are derived from interest on obligations exempt from such taxes. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.


WHO MANAGES THE FUND?

The Board of Trustees (the Board) governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 136 mutual funds and a variety of separate accounts, which totaled approximately $198 billion in assets as of December 31, 2003. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,650 employees. More than 5,000 investment professionals make Federated funds available to their customers.


THE FUND'S PORTFOLIO MANAGERS ARE:

Lee R. Cunningham II

Lee R. Cunningham II has been a Portfolio Manager of the Fund since the Fund's inception. Mr. Cunningham joined Federated in 1995 as an Investment Analyst and has been a Portfolio Manager since 1998. He was named an Assistant Vice President of the Fund's Adviser in January 1998 and became a Vice President of the Fund's Adviser in July 2000. From 1986 through 1994, Mr. Cunningham was a Project Engineer with Pennsylvania Power and Light Company. Mr. Cunningham received his M.B.A. with concentrations in Finance and Operations from the University of Pittsburgh.

Mary Jo Ochson

Mary Jo Ochson has been a Portfolio Manager of the Fund since the Fund's inception. Ms Ochson was named Chief Investment Officer of tax-exempt fixed income products in 2004 and is Vice President of the Trust. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.


ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.40% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.


LEGAL PROCEEDINGS

Like many other mutual fund companies, in September 2003, Federated Investors, Inc., the parent company of the Federated funds' advisers and distributor (collectively, "Federated"), received detailed requests for information on shareholder trading activities in the Federated funds ("Funds") from the SEC, the New York State Attorney General, and the National Association of Securities Dealers. Since that time, Federated has received additional inquiries from regulatory authorities on these and related matters, and more such inquiries may be received in the future.

As a result of these inquiries, Federated and the Funds have conducted an internal investigation of the matters raised, which revealed instances in which a few investors were granted exceptions to Federated's internal procedures for limiting frequent transactions and that one of these investors made an additional investment in another Federated fund. The investigation has also identified inadequate procedures which permitted a limited number of investors (including several employees) to engage in undetected frequent trading activities and/or the placement and acceptance of orders to purchase shares of fluctuating net asset value funds after the funds' closing times. Federated has issued a series of press releases describing these matters in greater detail and emphasizing that it is committed to compensating the Funds for any detrimental impact these transactions may have had on them. In that regard, on February 3, 2004, Federated and the independent directors of the Funds announced the establishment by Federated of a restoration fund that is intended to cover any such detrimental impact. The press releases and related communications are available in the "About Us" section of Federated's website www.federatedinvestors.com, and any future press releases on this subject will also be posted there.

Shortly after Federated's first public announcement concerning the foregoing matters, and notwithstanding Federated's commitment to taking remedial actions, Federated and various Funds were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders.



Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and rule 12b-1 fees, and seeking damages of unspecified amounts.

The board of the Funds has retained the law firm of Dickstein, Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these recent lawsuits and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.


FINANCIAL INFORMATION



FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance. The Financial Highlights reflect, for the periods prior to August 27, 2004, the financial performance of the Banknorth Vermont Municipal Bond Fund (the "Former Fund") since its inception and prior to its reorganization into the Fund. The Fund is a newly created portfolio of the Federated Municipal Securities Income Trust (the "Trust"), and is the successor to the Former Fund pursuant to the reorganization described below. Prior to the date of the reorganization, the Fund did not have any investment operations. On the date of the reorganization, August 27, 2004, the Former Fund's assets (inclusive of liabilities recorded on the Former Fund's records) were transferred into the Fund and the Former Fund was dissolved on or within a short period of time after the date of the reorganization. As a result of the reorganization, the Fund has a different investment adviser than the Former Fund. The Former Fund's investment adviser was Banknorth Investment Advisors. The Fund's investment adviser is Federated Investment Management Company. Former Fund shareholders received Class A Shares of the Fund as a result of the reorganization. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment, assuming reinvestment of any dividends and capital gains.

This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's audited financial statements, is included in the Fund's Annual Report.





A Statement of Additional Information (SAI) dated October 31, 2004, includes additional information about the Fund and is incorporated by reference into this prospectus. To obtain the SAI and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-341-7400. These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's Internet site at www.federatedinvestors.com.



You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-6165

Cusip 313923 87 2
000000-00 (10/04)








FEDERATED VERMONT MUNICIPAL INCOME FUND
A Portfolio of Federated Municipal Securities Income Trust


STATEMENT OF ADDITIONAL INFORMATION



OCTOBER 31, 2004

CLASS A SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated Vermont Municipal Income Fund (Fund), dated October 31, 2004. This SAI incorporates by reference the Fund's Annual Report. Obtain the prospectus or the Annual Report without charge by calling 1-800-341-7400.








CONTENTS

How is the Fund Organized?........................1
Securities in Which the Fund Invests..............1
What Do Shares Cost?..............................8
How is the Fund Sold?............................10
Subaccounting Services...........................11
Redemption in Kind...............................11
Massachusetts Partnership Law....................12
Account and Share Information....................12
Tax Information..................................12
Who Manages and Provides Services to the Fund?...13
How Does the Fund Measure Performance?...........23
Who is Federated Investors, Inc.?................26
Investment Ratings...............................27
Addresses........................................30



30917 (10/04)

HOW IS THE FUND ORGANIZED?



The Fund is a non-diversified portfolio of Federated Municipal Securities Income Trust (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on August 6, 1990. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Trust changed its name from Municipal Securities Income Trust to Federated Municipal Securities Income Trust on October 1, 1999. The Fund is a newly created portfolio of the Trust, and is the successor to the Banknorth Vermont Municipal Bond Fund (the "Former Fund"). The Former Fund was established on October 2, 2000, and was reorganized into the Fund on August 27, 2004. The Former Fund was the successor to a portfolio of assets of CF Vermont Tax Exempt Fund (Common Trust Fund), a common trust fund managed by the Former Fund's investment adviser, Banknorth Investment Advisors, which were transferred to the Former Fund on October 2, 2000 in exchange for the Former Fund's shares. The Common Trust Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, performance may have been adversely affected. As a result of the reorganization, the Fund has a different investment adviser than the Former Fund.



The Fund's investment adviser is Federated Investment Management Company (Adviser).

SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

SECURITIES DESCRIPTIONS AND TECHNIQUES

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

Tax Exempt Securities

Tax exempt securities are fixed income securities that pay interest that is not subject to federal regular income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to the security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts, as well as combinations of these contracts, including, but not limited to, options on futures contracts, options on forward contracts and options on swaps.

FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts.

The Fund may buy or sell the following types of contracts: interest rate and index financial futures contracts.

OPTIONS

Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

CALL OPTIONS

A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. The Fund may use call options in the following ways:

o Buy call options on indices, individual securities, index futures and financial futures in anticipation of an increase in the value of the underlying asset or instrument; and

o Write call options on indices, portfolio securities, index futures and financial futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

PUT OPTIONS

A put option gives the holder the right to sell the underlying asset to the writer of the option. The Fund may use put options in the following ways:

o Buy put options on indices, individual securities, index futures and financial futures in anticipation of a decrease in the value of the underlying asset; and

o Write put options on indices, portfolio securities, index futures and financial futures to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

SWAPS

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Fund may use include:

Interest Rate Swaps

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated, principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offer Rate (LIBOR) swap would require one party to pay the equivalent of the LIBOR rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

Total Rate of Return Swaps

Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

Caps and Floors

Caps and floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (cap) or below (floor) a certain level in return for a fee from the other party.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

To Be Announced Securities (TBAs)

As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may make temporary defensive investments in the following taxable securities:

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities.

Commercial Paper

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

INVESTMENT RISKS

There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

Credit Risks

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a AAA municipal security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Tax Risks

In order to be tax-exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. Changes or proposed changes in federal tax laws may cause the prices of tax-exempt securities to fall.

The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Additionally, the Fund may not be able to close out certain derivative contracts when it wants to. Consequently, the Fund may receive payments that are treated as ordinary income for federal income tax purposes.

Liquidity Risks

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivatives contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Leverage Risks

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds that amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

Risks of Investing in Derivative Contracts

The Fund's use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivatives contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Finally, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Derivative contracts may also involve other risks described in this SAI, such as interest rate, credit, liquidity and leverage risks.

FUNDAMENTAL INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the State of Vermont and Vermont municipalities.

Under normal circumstances, the Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax and the personal income taxes imposed by the State of Vermont. The investment objective and policy may not be changed by the Fund's Board without shareholder approval.

INVESTMENT LIMITATIONS

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940 Act (1940 Act), any rule or order thereunder, or any SEC staff interpretation thereof. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven, days if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

Restricted Securities

The Fund may invest in securities subject to restrictions or resale under the Securities Act of 1933. In applying the Fund's commodities limitation, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities. In applying the Fund's concentration limitation, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry. In addition: (1) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset backed securities will be classified according to the underlying assets securing such securities. In addition bank instruments will be limited to instruments of domestic banks. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, the Fund will not exclude foreign bank instruments from industry concentration tests as long as the policy of the SEC remains in effect. The Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items" and "bank instruments."

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:

o futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and


o for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.



Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

WHAT DO SHARES COST?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

REDUCING OR ELIMINATING THE FRONT-END SALES CHARGE

You can reduce or eliminate the applicable front-end sales charge, as follows:

Quantity Discounts

Larger purchases of the same Share class reduce or eliminate the sales charge you pay. You can combine purchases of Shares made on the same day by you, your spouse and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.

Accumulated Purchases

If you make an additional purchase of Shares, you can count previous Share purchases still invested in the Fund in calculating the applicable sales charge on the additional purchase.

Concurrent Purchases

You can combine concurrent purchases of the same share class of two or more Federated funds in calculating the applicable sales charge.

Letter of Intent

You can sign a Letter of Intent committing to purchase a certain amount of the same class of Shares within a 13-month period to combine such purchases in calculating the sales charge. The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

Reinvestment Privilege

You may reinvest, within 120 days, your Share redemption proceeds at the next determined NAV without any sales charge.

Purchases by Affiliates of the Fund

The following individuals and their immediate family members may buy Shares at NAV without any sales charge because there are nominal sales efforts associated with their purchases:

o the Trustees, employees and sales representatives of the Fund, the Adviser, the Distributor and their affiliates;

o any associated person of an investment dealer who has a sales agreement with the Distributor; and

o    trusts, pension or profit-sharing plans for these individuals.

Reorganizations

Class A Shares may be purchased without an initial sales charge by any shareholder that originally became a shareholder of the Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire shares at NAV.

Federated Life Members

Shareholders  of the Fund known as  "Federated  Life  Members"  are exempt  from
paying  any  front-end  sales  charge.   These  shareholders   joined  the  Fund
originally:

o through the "Liberty Account," an account for Liberty Family of Funds shareholders on February 28, 1987 (the Liberty Account and Liberty Family of Funds are no longer marketed); or

o as Liberty Account shareholders by investing through an affinity group prior to August 1, 1987.


REDUCING OR ELIMINATING THE CONTINGENT DEFERRED SALES CHARGE Upon notification to the Distributor or the Fund's transfer agent, no contingent deferred sales charge (CDSC) will be imposed on certain redemptions as listed below. If your redemption qualifies, you or your investment professional should notify the Distributor at the time of redemption to eliminate the CDSC. If the Distributor is not notified, the CDSC will apply. Based on these conditions, no CDSC will be imposed on redemptions of Shares:

o    purchased with reinvested dividends or capital gains;

o purchased within 120 days of redeeming Shares of an equal or greater amount;

o that you exchanged into the same share class of another Federated fund if the shares were held for the applicable CDSC holding period (other than a money market fund);

o following the death or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder;

o representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

o of Shares held by the Trustees, employees, and sales representatives of the Fund, the Adviser, the Distributor and their affiliates; employees of any investment professional that sells Shares according to a sales agreement with the Distributor; and the immediate family members of the above persons;

o    of  Shares  originally  purchased  through  a  bank  trust  department,   a
     registered investment adviser or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other investment professional, to the extent that no payments were advanced for purchases made through these entities; and

o which are involuntary redemptions processed by the Fund because the accounts do not meet the minimum balance requirements.

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

o    Shares that are not subject to a CDSC; and

o Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the share price at the time of purchase or redemption, whichever is lower.

HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to investment professionals that are eligible to receive it (the "Dealer Reallowance") and retains any remaining portion of the front-end sales charge.

When an investment professional's customer purchases Shares, the investment professional may receive a Dealer Reallowance as follows:

Class A Shares

                                                         Dealer Reallowance
                                                         as a Percentage of
               Purchase Amount                          Public Offering Price
             Less than $100,000                                 4.00%
       $100,000 but less than $250,000                          3.25%
       $250,000 but less than $500,000                          2.25%
      $500,000 but less than $1 million                         1.80%
            $1 million or greater                               0.00%

ADVANCE COMMISSIONS

When an investment professional's customer purchases Shares, the investment professional may receive an advance commission as follows:

Class A Shares (for purchases over $1 million)
                                                  Advance Commission
                                                  as a Percentage of
          Purchase Amount                       Public Offering Price
   First $1 million - $5 million                        0.75%
   Next $5 million - $20 million                        0.50%
          Over $20 million                              0.25%

Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

RULE 12B-1 PLAN

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial institutions) and providing incentives to investment professionals to sell Shares. The Rule 12b-1 Plan allows the Distributor to contract with investment professionals to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

The maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

As disclosed in the Fund's prospectus in the section entitled, "What are the Fund's Fees and Expenses?," the distributor expects to waive the distribution (12b-1) fee pursuant to a written waiver agreement, and the anticipated contractual waiver will expire on August 27, 2006.

SERVICE FEES

The Fund may pay fees not to exceed 0.25% of average  daily net assets  (Service
Fees) to investment  professionals or to Federated  Shareholder Services Company
(FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying investment professionals directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate investment professionals.

SUPPLEMENTAL PAYMENTS

Investment professionals may be paid fees, in significant amounts, out of the assets of the Distributor. These fees do not come out of Fund assets. The Distributor may be reimbursed by the Adviser or its affiliates.

These supplemental payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of services, sales support or marketing support furnished by the investment professional. In addition to these supplemental payments, an investment professional may also receive payments under the Rule 12b-1 Plan and/or Service Fees.

SUBACCOUNTING SERVICES

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Fund.

STATE TAXES

Under existing Vermont laws, distributions made by the Fund will not be subject to Vermont personal income taxes to the extent that such distributions qualify as exempt-interest dividends under the Internal Revenue Code, and represent (i) interest from obligations of Vermont or any of its political subdivisions, or
(ii) income from obligations of the United States government which are exempted from state income taxation by a law of the United States.

Certain municipalities in Vermont may also impose an income tax on individuals and corporations. You should consult your tax adviser for information regarding the applicability of any local taxes on Fund distributions.

WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Trust comprises seven portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds-four portfolios; Golden Oak(R) Family of Funds-seven portfolios and WesMark Funds-five portfolios.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

              Name
           Birth Date                                                                               Total Compensation
             Address                                                              Aggregate           From Trust and
    Positions Held with Trust       Principal Occupation(s) for Past Five        Compensation         Federated Fund
       Date Service Began            Years, Other Directorships Held and          From Fund              Complex
                                             Previous Position(s)            (past fiscal year)+   (past calendar year)


                                   Principal Occupations: Chairman and                NA                    $0
John F. Donahue*                   Director or Trustee of the Federated
Birth Date: July 28, 1924          Fund Complex; Chairman and Director,
CHAIRMAN AND TRUSTEE               Federated Investors, Inc.
Began serving: August 1990         ----------------------------------------

                                   Previous Positions: Trustee, Federated
                                   Investment Management Company and
                                   Chairman and Director, Federated
                                   Investment Counseling.

                                   Principal Occupations: Principal                   NA                    $0
J. Christopher Donahue*            Executive Officer and President of the
Birth Date: April
11, 1949                          Federated Fund Complex; Director or PRESIDENT AND TRUSTEE Trustee of
                                  some of the Funds in the Began serving: August 1990 Federated Fund Complex;
                                  President,
                                   Chief Executive Officer and Director,
                                   Federated Investors, Inc.; Chairman and
                                   Trustee, Federated Investment
                                   Management Company; Trustee, Federated
                                   Investment Counseling; Chairman and
                                   Director, Federated Global Investment
                                   Management Corp.; Chairman, Federated
                                   Equity Management Company of
                                   Pennsylvania, Passport Research, Ltd.
                                   and Passport Research II, Ltd.;
                                   Trustee, Federated Shareholder Services
                                   Company; Director, Federated Services
                                   Company.

                                   Previous Positions: President,
                                   Federated Investment Counseling;
                                   President and Chief Executive Officer,
                                   Federated Investment Management
                                   Company, Federated Global Investment
                                   Management Corp. and Passport Research,
                                   Ltd.

                                   Principal Occupations: Director or                 NA                 $148,500
Lawrence D. Ellis, M.D.*           Trustee of the Federated Fund Complex;
Birth Date: October 11, 1932       Professor of Medicine, University of
3471 Fifth Avenue                  Pittsburgh; Medical Director,
Suite 1111                         University of Pittsburgh Medical Center
Pittsburgh, PA                     Downtown; Hematologist, Oncologist and
TRUSTEE                            Internist, University of Pittsburgh
Began serving: August 1990         Medical Center.

                                   Other Directorships Held: Member,
                                   National Board of Trustees, Leukemia
                               Society of America.

                                   Previous Positions: Trustee, University
                                   of Pittsburgh; Director, University of
                                   Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is
"interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.
----------------------------------------------------------------------------------------
+ Because the Fund is a new portfolio of the Trust, Trustee compensation has not yet been earned and will be reported following the Fund's next fiscal year.







INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

          Name                                                                                 Total Compensation
       Birth Date                                                    ---------------------       From Trust and
        Address                                                            Aggregate             Federated Fund
  Positions Held with       Principal Occupation(s) for Past Five        Compensation               Complex
         Trust               Years, Other Directorships Held and           From Fund          (past calendar year)
   Date Service Began               Previous Position(s)             (past fiscal year) +
                           Principal Occupation: Director or                  NA                    $163,350
Thomas G. Bigley           Trustee of the Federated Fund Complex.
Birth Date: February 3,
1934                       Other Directorships Held: Director,
15 Old Timber Trail        Member of Executive Committee,
Pittsburgh, PA             Children's Hospital of Pittsburgh;
TRUSTEE                    Director, University of Pittsburgh.
Began serving: November
1994                       Previous Position: Senior Partner,
                           Ernst & Young LLP.

                           Principal Occupations: Director or                 NA                    $163,350
John T. Conroy, Jr.        Trustee of the Federated Fund Complex;
Birth Date: June 23,       Chairman of the Board, Investment
1937                       Properties Corporation; Partner or
Grubb &                    Trustee in private real estate
Ellis/Investment           ventures in Southwest Florida.
Properties Corporation
3838 North Tamiami         Previous Positions: President,
Trail                      Investment Properties Corporation;
Suite 402                  Senior Vice President, John R. Wood
Naples, FL                 and Associates, Inc., Realtors;
TRUSTEE                    President, Naples Property Management,
Began serving: August      Inc. and Northgate Village Development
1991                       Corporation.

                           Principal Occupation: Director or                  NA                    $163,350
Nicholas P. Constantakis   Trustee of the Federated Fund Complex.
Birth Date: September
3, 1939                    Other Directorships Held: Director and
175 Woodshire Drive        Member of the Audit Committee, Michael
Pittsburgh, PA             Baker Corporation (engineering and
TRUSTEE                    energy services worldwide).
Began serving: February
1998                       Previous Position: Partner, Anderson
                           Worldwide SC.

                           Principal Occupation: Director or                  NA                    $148,500
John F. Cunningham         Trustee of the Federated Fund Complex.
Birth Date: March 5,
1943                       Other Directorships Held: Chairman,
353 El Brillo Way          President and Chief Executive Officer,
Palm Beach, FL             Cunningham & Co., Inc. (strategic
TRUSTEE                    business consulting); Trustee
Began serving: July 1999   Associate, Boston College.

                      Previous Positions: Director, Redgate
                       Communications and EMC Corporation
                      (computer storage systems); Chairman
                        of the Board and Chief Executive
                        Officer, Computer Consoles, Inc.;
                           President and Chief Operating Officer,
                       Wang Laboratories; Director, First
                       National Bank of Boston; Director,
                           Apollo Computer, Inc.

                           Principal Occupation: Director or                  NA                    $148,500
Peter E. Madden            Trustee of the Federated Fund Complex;
Birth Date: March 16,      Management Consultant.
1942
One Royal Palm Way         Other Directorships Held: Board of
100 Royal Palm Way         Overseers, Babson College.
Palm Beach, FL
TRUSTEE                    Previous Positions: Representative,
Began serving: August      Commonwealth of Massachusetts General
1991                       Court; President, State Street Bank
                       and Trust Company and State Street
                      Corporation (retired); Director, VISA
                      USA and VISA International; Chairman
                       and Director, Massachusetts Bankers
                        Association; Director, Depository
                        Trust Corporation; Director, The
                           Boston Stock Exchange.

                           Principal Occupations: Director or                 NA                    $163,350
Charles F. Mansfield,      Trustee of the Federated Fund Complex;
Jr. Management Consultant; Executive Vice Birth Date: April 10, President, DVC
Group, Inc. (marketing, 1945 communications and technology) (prior
80 South Road              to 9/1/00).
Westhampton Beach, NY
TRUSTEE                    Previous Positions: Chief Executive
Began serving: January     Officer, PBTC International Bank;
1991                       Partner, Arthur Young & Company (now
                       Ernst & Young LLP); Chief Financial
                        Officer of Retail Banking Sector,
                        Chase Manhattan Bank; Senior Vice
                       President, HSBC Bank USA (formerly,
                      Marine Midland Bank); Vice President,
                        Citibank; Assistant Professor of
                       Banking and Finance, Frank G. Zarb
                           School of Business, Hofstra University.

                           Principal Occupations: Director or                 NA                    $178,200
John E. Murray, Jr.,       Trustee of the Federated Fund Complex;
J.D., S.J.D.               Chancellor and Law Professor, Duquesne
Birth Date: December       University; Partner, Murray, Hogue &
20, 1932                   Lannis.
Chancellor, Duquesne
University                 Other Directorships Held: Director,
Pittsburgh, PA             Michael Baker Corp. (engineering,
TRUSTEE                    construction, operations and technical
Began serving: February    services).
1995
                         Previous Positions: President,
                          Duquesne University; Dean and
                         Professor of Law, University of
                       Pittsburgh School of Law; Dean and
                           Professor of Law, Villanova University
                           School of Law.

                           Principal Occupations:  Director or                NA                    $148,500
Marjorie P. Smuts          Trustee of the Federated Fund Complex;
Birth Date: June 21,       Public Relations/Marketing
1935                       Consultant/Conference Coordinator.
4905 Bayard Street
Pittsburgh, PA             Previous Positions: National
TRUSTEE                    Spokesperson, Aluminum Company of
Began serving: August      America; television producer;
1990                       President, Marj Palmer Assoc.; Owner,
                           Scandia Bord.

                           Principal Occupations:  Director or                NA                    $148,500
John S. Walsh              Trustee of the Federated Fund Complex;
Birth Date: November       President and Director, Heat Wagon,
28, 1957                   Inc. (manufacturer of construction
2604 William Drive         temporary heaters); President and
Valparaiso, IN             Director, Manufacturers Products, Inc.
TRUSTEE                    (distributor of portable construction
Began serving: July 1990   heaters); President, Portable Heater
                           Parts, a division of Manufacturers
                           Products, Inc.

                           Previous Position: Vice President,
                           Walsh & Kelly, Inc.

+ Because the Fund is a new portfolio of the Trust, Trustee compensation has not yet been earned and will be reported following the Fund's next fiscal year.
----------------------------------------------------------------------------------------

OFFICERS**

               Name
            Birth Date
              Address
     Positions Held with Trust
-----------------------------------          Principal Occupation(s) and Previous Position(s)
        Date Service Began
                                    Principal Occupations: Executive Vice President and Secretary of
John W. McGonigle                   the Federated Fund Complex; Executive Vice President, Secretary
Birth Date: October 26, 1938        and Director, Federated Investors, Inc.
EXECUTIVE VICE PRESIDENT AND
SECRETARY                           Previous Positions: Trustee, Federated Investment Management
Began serving: August 1990          Company and Federated Investment Counseling; Director, Federated
                                    Global Investment Management Corp., Federated Services Company and
                                    Federated Securities Corp.

                                    Principal Occupations: Principal Financial Officer and Treasurer
Richard J. Thomas                   of the Federated Fund Complex; Senior Vice President, Federated
Birth Date: June 17, 1954           Administrative Services.
TREASURER
Began serving: November 1998        Previous Positions: Vice President, Federated Administrative
                                    Services; held various management positions within Funds Financial
                                    Services Division of Federated Investors, Inc.

                                    Principal Occupations: Vice Chairman or Vice President of some of
Richard B. Fisher                   the Funds in the Federated Fund Complex; Vice Chairman, Federated
Birth Date: May 17, 1923            Investors, Inc.; Chairman, Federated Securities Corp.
VICE CHAIRMAN
Began serving: August  2002         Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President,
                                    Federated Investors, Inc. and Director and Chief Executive
                                    Officer, Federated Securities Corp.

                                    J. Scott Albrecht is Vice President of the
Trust. Mr. Albrecht
J. Scott Albrecht joined Federated in 1989. He has been a Senior Portfolio
Manager Birth Date: June 1, 1960 since 1997 and a Vice President of the Fund's
Adviser since 1994. VICE PRESIDENT He was a Portfolio Manager from 1994 to 1996.
Mr. Albrecht is a Began serving: November 1998 Chartered Financial Analyst and received his M.S. in Public
                                    Management from Carnegie Mellon University.

--------------------------------------------------------------------------------------------------------
** Officers do not receive any compensation from the Fund.
----------------------------------------------------------------------------------------
Thomas R. Donahue, Chief Financial Officer, Vice President, Treasurer and
Assistant Secretary of Federated and an officer of its various advisory and underwriting subsidiaries, has served as a Term Member on the Board of Directors of Duquesne University, Pittsburgh, Pennsylvania, since May 12, 2000. Mr. John
E. Murray, Jr., an Independent Trustee of the Fund, served as President of
Duquesne from 1988 until his retirement from that position in 2001, and became
Chancellor of Duquesne on August 15, 2001. It should be noted that Mr. Donahue abstains on any matter that comes before Duquesne's Board that affects Mr.
Murray personally.


COMMITTEES OF THE BOARD
                                                                                                     Meetings Held
--------------  ------------------------   ------------------------------------------------           During Last
              --                        ---                                                   ---Fiscal Year for Trust
    Board               Committee
  Committee              Members                           Committee Functions
Executive                                     In between meetings of the full Board, the                  Two
                  John F. Donahue             Executive Committee generally may exercise
                  John E. Murray, Jr.,        all the powers of the full Board in the
                  J.D., S.J.D.                management and direction of the business and
                                              conduct of the affairs of the
                                              Trust in such manner as the
                                              Executive Committee shall deem to
                                              be in the best interests of the
                                              Trust. However, the Executive
                                              Committee cannot elect or remove
                                              Board members, increase or
                                              decrease the number of Trustees,
                                              elect or remove any Officer,
                                              declare dividends, issue shares or
                                              recommend to shareholders any
                                              action requiring shareholder
                                              approval.

Audit                                         The purposes of the Audit Committee are to                 Four
                  Thomas G. Bigley            oversee the accounting and financial
                  John T. Conroy, Jr.         reporting process of the Fund, the Fund`s
                  Nicholas P.                 internal control over financial reporting,
                  Constantakis                and the quality, integrity and independent
                  Charles F. Mansfield,       audit of the Fund`s financial statements.
                  Jr.                         The Committee also oversees or assists the
                                              Board with the oversight of
                                              compliance with legal requirements
                                              relating to those matters,
                                              approves the engagement and
                                              reviews the qualifications,
                                              independence and performance of
                                              the Fund`s independent auditors,
                                              acts as a liaison between the
                                              independent auditors and the Board
                                              and reviews the Fund`s internal
                                              audit function.
                  Thomas G. Bigley
--------------    John T. Conroy, Jr.   ---   The Nominating Committee, whose members            None
Nominating        Nicholas P.                 consist of all Independent  Trustees,
Committee         Constantakis                selects and nominates persons for election
                  John F. Cunningham          to the Fund`s Board when vacancies occur.
                  Peter E. Madden             The Committee will consider candidates
                  Charles F. Mansfield,       recommended by shareholders, Independent
                  Jr.                         Trustees, officers or employees of any of
                  John E. Murray, Jr.         the Fund`s agents or service providers and
                  Marjorie P. Smuts           counsel to the Fund. Any shareholder who
                ------------------------      desires to have an individual considered for
                  John S. Walsh               nomination by the Committee must submit a
                                              recommendation in writing to the
                                              Secretary of the Fund, at the
                                              Fund's address appearing on the
                                              back cover of this Statement of
                                              Additional Information. The
                                              recommendation should include the
                                              name and address of both the
                                              shareholder and the candidate and
                                              detailed information concerning
                                              the candidate's qualifications and
                                              experience. In identifying and
                                              evaluating candidates for
                                              consideration, the Committee shall
                                              consider such factors as it deems
                                              appropriate. Those factors will
                                              ordinarily include: integrity,
                                              intelligence, collegiality,
                                              judgment, diversity, skill,
                                              business and other experience,
                                              qualification as an "Independent
                                              Trustee," the existence of
                                              material relationships which may
                                              create the appearance of a lack of
                                              independence, financial or
                                              accounting knowledge and
                                              experience, and dedication and
                                              willingness to devote the time and
                                              attention necessary to fulfill
                                              Board responsibilities.


BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FEDERATED FAMILY OF INVESTMENT
COMPANIES AS OF DECEMBER 31, 2003
                                                                                                    Aggregate
                                                                                              Dollar Range of
                                                         Dollar Range of                      Shares Owned in
Interested                                                  Shares Owned                  Federated Family of
Board Member Name                                                in Fund                 Investment Companies
John F. Donahue                                                     None                        Over $100,000
J. Christopher Donahue                                              None                        Over $100,000
Lawrence D. Ellis, M.D.                                             None                        Over $100,000

Independent
Board Member Name
Thomas G. Bigley                                                    None                        Over $100,000
John T. Conroy, Jr.                                                 None                        Over $100,000
Nicholas P. Constantakis                                            None                        Over $100,000
John F. Cunningham                                                  None                        Over $100,000
Peter E. Madden                                                     None                        Over $100,000
Charles F. Mansfield, Jr.                                           None                   $50,001 - $100,000
John E. Murray, Jr., J.D., S.J.D.                                   None                        Over $100,000
Marjorie P. Smuts                                                   None                        Over $100,000
John S. Walsh                                                       None                        Over $100,000


INVESTMENT ADVISER
------------------------------------------------------------------------------
The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

As required by the 1940 Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Adviser's management philosophy, personnel and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated funds.

In assessing the Adviser's performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund.

The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Adviser's compensation: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and takes them into account in its review of the Fund's advisory contract.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. Because the totality of circumstances includes considering the relationship of each Federated fund, the Board does not approach consideration of every Federated fund's advisory contract as if that were the only Federated fund.


Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.


Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.


CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.


VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.


Proxy Voting Policies
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.


Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Investor Responsibility Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs IRRC by means of Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC. The Adviser's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.



Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's Internet site. Go to www.federatedinvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX.


Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.


BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.


ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rate of the average aggregate daily net assets of all Federated funds as specified below:

                                                Average Aggregate Daily
Maximum Administrative Fee Net Assets of the Federated Funds 0.150 of 1% on the first $5 billion 0.125 of 1% on the next $5 billion 0.100 of 1% on the next $10 billion 0.075 of 1% on assets over $20 billion The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.
----------------------------------------------------------------------------

FAS also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.


CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company, the Fund's registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT AUDITORS
The independent auditor for the Fund, Deloitte & Touche LLP, conducts its audits in accordance with auditing standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES

        For the Year Ended August
        31                                 2004 1             2004 2          2003 2          2002 2
        Advisory Fee Earned                  $                 $            $416,575         $416,775
        Advisory Fee Reduction                                              (208,288)        (208,388)
        Advisory Fee Reimbursement                                              0                0
        Brokerage Commissions                                                   0                0
        Administrative Fee                                                   124,973          125,033
        12b-1 Fee                                                               0                0
        Shareholder Services Fee                                             198,063          166,711
        1.  For the period from August 27, 2004 to August 31, 2004, the fee information reflects fees paid by the Fund for services after the reorganization of the
        Banknorth Vermont Municipal Bond Fund ("Former Fund") into the Fund on August
        27, 2004.
        2. For the period from September 1, 2003 to August 27, 2004 and the fiscal years ended August 31, 2003 and 2002, the fee information reflects fees paid by the Former Fund for services prior to the Former
        Fund's reorganization into the Fund on August 27, 2004. The Fund is the successor to the Former Fund pursuant to the reorganization. Prior to the date of the reorganization, the Fund did not have any investment operations. On the date of the reorganization, August 27, 2004, the
        Former Fund's assets (inclusive of liabilities recorded on the Former
        Fund's records) were transferred into the Fund and the Former Fund was dissolved on or within a short period of time after the date of the reorganization. The Former Fund was the successor to a portfolio of assets of CF Vermont Tax Exempt Fund (Common Trust Fund), a common trust fund managed by the Former Fund's investment adviser, Banknorth
        Investment Advisors, which were transferred to the Former Fund on
        October 2, 2000 in exchange for the Former Fund's shares. The Common
        Trust Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940
        Act.


If the Fund's expenses are capped at a particular level, the cap does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's sub accounting facilities.




HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise Share performance by using the SEC's standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.



AVERAGE ANNUAL TOTAL RETURNS AND YIELD
The performance information shown below for periods prior to August 27, 2004 reflects historical performance data for Banknorth Vermont Municipal Bond Fund (the "Former Fund") prior to its reorganization into the Fund on August 27, 2004. The Fund is a newly created portfolio of the Trust and is the successor to the Former Fund pursuant to the reorganization. Prior to the date of the reorganization, the Fund did not have had any investment operations. On the date of the reorganization, August 27, 2004, the Former Fund's assets (inclusive of liabilities recorded on the Former Fund's records) were transferred into the Fund and the Former Fund was dissolved on or within a short period of time after the date of the reorganization. The Former Fund was the successor to a portfolio of assets of CF Vermont Tax Exempt Fund (Common Trust Fund), a common trust fund managed by the Former Fund's investment adviser, which were transferred to the Former Fund on October 2, 2000 in exchange for the Former Fund's shares. The quoted performance includes the performance of the Common Trust Fund for periods before the date the Former Fund's operations commenced on October 2, 2000, adjusted to reflect the Former Fund's expenses. The Common Trust Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, performance may have been adversely affected.

Total returns are given for the one-year, five-year and ten-year periods ended August 31, 2004.

Yield and Tax-Equivalent Yield are given for the 30-day period ended August 31, 2004.

                               30-Day Period   1 Year      5 Years    10 Years
    Total Return
       Before Taxes
       After Taxes on
       Distributions
       After Taxes on
       Distributions   and
       Sale of Shares
    Yield                           N/A          N/A         N/A        N/A
    Tax-Equivalent Yield            N/A          N/A         N/A        N/A


-----------------------------------------------------------------------------

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

When Shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.


YIELD AND TAX-EQUIVALENT YIELD
The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The tax-equivalent yield of Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal the actual yield, assuming the maximum combined federal and state tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.


TAX EQUIVALENCY TABLE
Set forth below is a sample of a tax-equivalency table that may be used in advertising and sales literature. This table is for illustrative purposes only and is not representative of past or future performance of the Fund. The interest earned by the municipal securities owned by the Fund generally remains free from federal regular income tax and is often free from state and local taxes as well. However, some of the Fund's income may be subject to the federal alternative minimum tax and state and/or local taxes.







                              TAX EQUIVALENCY TABLE

Taxable Yield Equivalent for 2004 State of Vermont
Tax Bracket:
Combined Federal
& State              --------        22.20%         32.20%          36.50%          42.00%       44.50%
                       13.60%
Joint                      $0-      $14,301-       $58,101-       $117,251-       $178,651-        Over
------------------   ----------------------------------------------------------------------------------
Return:               $14,300       $58,100       $117,250        $178,650        $319,100     $319,100
Single                     $0-       $7,151-       $29,051-        $70,351-       $146,751-        Over
------------------   ----------------------------------------------------------------------------------
Return:                $7,150       $29,050        $70,350        $146,750        $319,100     $319,100
Tax-Exempt
------------------                                Taxable Yield Equivalent
Yield
--------------------------------------------------------------------------------------------------------
0.50%                   0.58%         0.64%          0.74%           0.79%           0.86%        0.90%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
1.00%                   1.16%         1.29%          1.47%           1.57%           1.72%        1.80%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
1.50%                   1.74%         1.93%          2.21%           2.36%           2.59%        2.70%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
2.00%                   2.31%         2.57%          2.95%           3.15%           3.45%        3.60%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
2.50%                   2.89%         3.21%          3.69%           3.94%           4.31%        4.50%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
3.00%                   3.47%         3.86%          4.42%           4.72%           5.17%        5.41%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
3.50%                   4.05%         4.50%          5.16%           5.51%           6.03%        6.31%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
4.00%                   4.63%         5.14%          5.90%           6.30%           6.90%        7.21%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
4.50%                   5.21%         5.78%          6.64%           7.09%           7.76%        8.11%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
5.00%                   5.79%         6.43%          7.37%           7.87%           8.62%        9.01%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
5.50%                   6.37%         7.07%          8.11%           8.66%           9.48%        9.91%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
6.00%                   6.94%         7.71%          8.85%           9.45%          10.34%       10.81%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
6.50%                   7.52%         8.35%          9.59%          10.24%          11.21%       11.71%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
7.00%                   8.10%         9.00%         10.32%          11.02%          12.07%       12.61%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
7.50%                   8.68%         9.64%         11.06%          11.81%          12.93%       13.51%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
8.00%                   9.26%        10.28%         11.80%          12.60%          13.79%       14.41%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
8.50%                   9.84%        10.93%         12.54%          13.39%          14.66%       15.32%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
9.00%                  10.42%        11.57%         13.27%          14.17%          15.52%       16.22%
--------------------------------------------------------------------------------------------------------


 Note:The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.
-------------------------------------------------------------------------------
      Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

PERFORMANCE COMPARISONS
Advertising and sales literature may include:

o    references  to  ratings,   rankings,   and  financial  publications  and/or
     performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

o information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:


Lehman Brothers Municipal Bond Index
Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. As of December 1995, approximately 29,300 bonds were included in the Municipal Bond Index with a market value of $443 billion. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the Alternative Minimum Tax.

Lipper Inc.
Lipper Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in advertising and sales literature.

Morningstar, Inc.
Morningstar, Inc., and independent rating service, is the publisher of the bi-weekly Mutual Fund Values, Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

WHO IS FEDERATED INVESTORS, INC.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.


FEDERATED FUNDS OVERVIEW

Municipal Funds
In the municipal sector, as of December 31, 2003, Federated managed 14 bond funds with approximately $3.8 billion in assets and 22 money market funds with approximately $23.0 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.


Equity Funds
In the equity sector, Federated has more than 32 years' experience. As of December 31, 2003, Federated managed 36 equity funds totaling approximately $25.6 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.


Corporate Bond Funds
In the corporate bond sector, as of December 31, 2003, Federated managed 11 money market funds and 4 bond funds with assets approximating $61.7 billion and $3.4 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 30 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset backed securities market, a market totaling more than $209 billion.


Government Funds
In the government sector, as of December 31, 2003, Federated managed 7 mortgage backed, 3 multi-sector government funds, 4 government/agency and 19 government money market mutual funds, with assets approximating $4.9 billion, $0.9 billion, $2.9 billion and $56.2 billion, respectively. Federated trades approximately $90.4 billion in U.S. government and mortgage backed securities daily and places approximately $35 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $50 billion in government funds within these maturity ranges.


Money Market Funds
In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 2003, Federated managed $136.2 billion in assets across 52 money market funds, including 19 government, 10 prime, 22 municipal and 1 euro-denominated with assets approximating $56.2 billion, $59.4 billion, $20.6 billion and $173.9 million, respectively.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: Global Equity - Stephen F. Auth is responsible for overseeing the management of Federated's domestic and international equity products; Global Fixed Income - Mary Jo Ochson and Robert
J. Ostrowski are responsible for overseeing the management of Federated's domestic and international fixed income and high yield products; and Money Markets - Deborah A. Cunningham is responsible for overseeing the management of Federated's money market fund products.


MUTUAL FUND MARKET
Forty-nine percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $6.2 trillion to the approximately 8,300 funds available, according to the Investment Company Institute.


FEDERATED CLIENTS OVERVIEW
Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:


Institutional Clients
Federated meets the needs of approximately 3,035 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax exempt entities, foundations/endowments, insurance companies, and investment and financial advisers.


Bank Marketing
Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios.


Broker/Dealers and Bank Broker/Dealer Subsidiaries
Federated funds are available to consumers through major brokerage firms nationwide--Federated has over 2,000 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement.




FINANCIAL INFORMATION

The Financial Statements for the Fund for the fiscal year ended August 31, 2004 are incorporated herein by reference to the Annual Report to Shareholders of the Fund dated August 31, 2004.




INVESTMENT RATINGS


STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.


MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD AND POOR'S COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.









ADDRESSES

FEDERATED VERMONT MUNICIPAL INCOME FUND
Class A Shares



Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000


Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600



Independent Auditors
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

















































PART C.        OTHER INFORMATION.

Item 22.       Exhibits:


               (a)                  (i) Conformed copy of Amended and Restated
                                    Declaration of Trust of the Registrant
                                    (including Amendment Nos. 1-17); (26)
                      (ii)          Conformed copies of Amendment Nos. 18 and 19 to the Declaration of Trust
                                    of the Registrant; (28)
                      (iii)         Conformed copy of Amendment No. 20 to the Declaration of Trust of the Registrant; (29)
                      (iv)          Conformed copy of Amendment No. 21 to the Declaration of Trust of the Registrant; +
               (b)    (i)           Copy of By-Laws of the Registrant; (1)
                      (ii) Copies of Amendment Nos. 1-4 to the By-Laws of the
                      Registrant; (23) (iii) Copies of Amendment Nos. 5 and 6 to
                      the By-Laws of the Registrant; (32)
               (c)    Copy of Specimen Certificate for Shares of Beneficial
                      Interest for: (i) Federated Pennsylvania Municipal Income
                      Fund-Class A Shares; (19) (ii) Federated Pennsylvania
                      Municipal Income Fund- Class B Shares; (22) (iii)
                      Federated Ohio Municipal Income Fund-Class F Shares; (19)
                      (iv) Federated California Municipal Income Fund-Class F
                      Shares; (19) (v) Federated New York Municipal Income
                      Fund-Class F Shares; (19) (vi) Federated Michigan
                      Intermediate Municipal Trust; (19)
               (d)                  (i) Conformed copy of Investment Advisory
                                    Contract including Exhibits A through F of
                                    the Registrant; (21)
                      (ii)          Conformed copy of Exhibit G to the
                                    Investment Advisory Contract of the
                                    Registrant; (27)
                      (iii)         Conformed copy of Amendment to Investment Advisory Contract of the
                                    Registrant; (28) (iv) Conformed copy of Exhibit H to the Investment Advisory
                                    Contract of the Registrant; +
               (e)                  (i) Conformed copy of Distributor's Contract
                                    including Exhibits A through N of the
                                    Registrant; (21)
                      (ii) Conformed copy of Exhibit O to the Distributor's
                      Contract; (23) (iii) Conformed copy of Distributor's
                      Contract (Class B Shares); (23) (iv) The Registrant hereby incorporates the conformed copy of the specimen
                                    Mutual Fund Sales and Service Agreement;
                                    Mutual Funds Service Agreement; and Plan
                                    Trustee/Mutual Funds Service Agreement from
                                    Item 24(b)(6) of the Cash Trust Series II
                                    Registration Statement on Form N-1A filed
                                    with the Commission on July 24, 1995. (File
                                    Number 33-38550 and 811-6269).
                      (v) Conformed copy of Exhibit P to the Distributor's
                      Contract; (27) (vi) Conformed copy of Amendment to
                      Distributor's Contract of the Registrant;
                                    (28)
                      (vii)     Conformed copy of Amendment to Distributor's Contract of the Registrant
                                (Class B Shares); (28) (viii) Conformed copy of Exhibit R to the Distributor's Contract; +
               (f) Not applicable;
               (g)                  (i) Conformed copy of Custodian Contract of
                                    the Registrant; (18) (ii) Conformed copy of
                                    Custodian Fee Schedule; (22) (iii) Conformed
                                    copy of Amendment to Custodian Contract of
                                    the Registrant; (29)
               (h)                  (i) Conformed copy of Second Amended and
                                    Restated Shareholder Services Agreement;
                                    (29)
                      (ii)          Conformed copy of Principal Shareholder
                                    Services Agreement (Class B Shares); (23)
                      (iii) Conformed copy of Shareholder Services Agreement
                      (Class B Shares); (23) (iv) Conformed copy of Amended and
                      Restated Agreement for Fund Accounting
                                    Services, Administrative Services, Transfer Agency Services and Custody
                                    Services Procurement; (23)
                      (v)           The Registrant hereby incorporates the conformed copy of Amendment No. 2 to the Amended & Restated Agreement for Fund Accounting Services,
                                    Administrative Services, Transfer Agency Services and Custody Services
                                    Procurement from Item 23 (h)(v) of the Federated U.S. Government
                                    Securities:  2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);
                          (vi)      The Registrant hereby incorporates the
                                    conformed copy of Amendment No. 3 to the
                                    Amended & Restated Agreement for Fund
                                    Accounting Services, Administrative
                                    Services, Transfer Agency Services and
                                    Custody Services Procurement from Item 23
                                    (h)(v) of the Federated U.S. Government
                                    Securities: 2-5 Years Registration Statement
                                    on Form N-1A, filed with the Commission on
                                    March 30, 2004. (File Nos. 2-75769 and
                                    811-3387);
                      (vii)         With regard to Federated Pennsylvania
                                    Municipal Income Fund, Federated Ohio
                                    Municipal Income Fund, Federated California
                                    Municipal Income Fund and Federated New York
                                    Municipal Income Fund, the Registrant hereby
                                    incorporates the conformed copy of the
                                    Second Amended and Restated Services
                                    Agreement from Item (h)(v) of the Investment
                                    Series Funds, Inc. Registration Statement on
                                    Form N-1A, filed with the Commission on
                                    January 23, 2002. (File Nos. 33-48847 and
                                    811-07021).
                      (viii)        The responses described in Item 23(e)(iv)
                                    are hereby incorporated by reference;
                      (ix)          Conformed copy of Amendment to Agreement for
                                    Fund Accounting Services, Administrative
                                    Services, Transfer Agency Services, and
                                    Custody Services Procurement; (28)
                        (x)         The Registrant hereby incorporates by
                                    reference the conformed copy of the
                                    Agreement for Administrative Services from
                                    Item 23 (h)(vix) of the Federated Index
                                    Trust Registration Statement on Form N-1A,
                                    filed with the Commission on December 30,
                                    2003. (File Nos. 33-33852 and 811-6061)
                   (xi)             The Registrant hereby incorporates the
                                    conformed copy of the Second Amended and
                                    Restated Services Agreement, with attached
                                    Schedule 1 revised 6/30/04, from Item
                                    (h)(vii) of the Cash Trust Series, Inc.
                                    Registration Statement on Form N-1A, filed
                                    with the Commission on July 29, 2004. (File
                                    Nos. 33-29838 and 811-5843)
                  (xii)             The Registrant hereby incorporates the
                                    conformed copy of the Financial
                                    Administration and Accounting Services
                                    Agreement, with attached Exhibit A revised
                                    6/30/04, from Item (h)(viii) of the Cash
                                    Trust Series, Inc. Registration Statement on
                                    Form N-1A, filed with the Commission on July
                                    29, 2004. (File Nos. 33-29838 and 811-5843)
               (i) Conformed copy of Opinion and Consent of Counsel as to the legality of shares being registered; (1)
               (j) Conformed Copy of Independent Auditors' Consent; (32) (k) Not
               applicable; (l) Conformed copy of Initial Capital Understanding;
               (1) (m) (i) Conformed copy of Distribution Plan of the
               Registrant, including Exhibits
                                A, B and C; (32)
                      (ii) Conformed copy of Exhibit D to the Distribution Plan
                      of the Registrant; + (iii) The responses described in Item
                      23(e)(iv) are hereby incorporated by
                                   reference;
               (n)    The Registrant hereby incorporates the conformed copy of
                      the Multiple Class Plan from Item (n) of the Federated
                      GNMA Trust Registration Statement on Form N-1A, filed with the Commission on March 29, 2004. (File Nos. 2-75670 and
                      811-3375).
               (o)    (i) Conformed copy of Power of Attorney of the Registrant;
                      (30) (ii) Conformed copy of Power of Attorney for Chief
                      Investment Officer of the
                                Registrant; (27)
               (p)                  The Registrant hereby incorporates the copy
                                    of the Code of Ethics for Access Persons
                                    from Item 23(p) of the Money Market
                                    Obligations Trust Registration Statement on
                                    Form N-1A filed with the Commission on
                                    February 26, 2004. (File Nos. 33-31602 and
                                    811-5950).


Item 23.       Persons Controlled by or Under Common Control with the Fund:
               ------------------------------------------------------------

               None

Item 24.       Indemnification: (1)

+ Exhibit filed electronically.

1. Response is incorporated by reference to Registrant's Initial Registration Statement on Form N-1A filed August 31, 1990. (File Nos. 33-36729 and 811-6165)
18. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 19 on Form N-1A filed on October 30, 1995. (File Nos. 33-36729 and 811-6165)
19. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21 on Form N-1A filed on October 23, 1996. (File Nos. 33-36729 and 811-6165)
21. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 24 on Form N-1A filed on October 15, 1997. (File Nos. 33-36729 and 811-6165)
22. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 25 on Form N-1A filed on October 31, 1997. (File Nos. 33-36729 and 811-6165)
23. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 26 on Form N-1A filed on August 28, 1998. (File Nos. 33-36729 and 811-6165)
26. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 30 on Form N-1A filed on October 29, 1999. (File Nos. 33-36729 and 811-6165)
27. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 31 on Form N-1A filed on October 26, 2000. (File Nos. 33-36729 and 811-6165)
28. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 32 on Form N-1A filed on October 26, 2001. (File Nos. 33-36729 and 811-6165)
29. Response is incorporated by reference to Registrant's Post Effective Amendment No. 33 on Form N-1A filed on August 29, 2002. (File Nos. 33-36729 and 811-6165)
30. Response is incorporated by reference to Registrant's Post Effective Amendment No. 34 on Form N-1A filed on October 28, 2002. (File Nos. 33-36729 and 811-6165)
31. Response is incorporated by reference to Registrant's Post Effective Amendment No. 35 on Form N-1A filed on October 28, 2003. (File Nos. 33-36729 and 811-6165)
32. Response is incorporated by reference to Registrant's Post Effective Amendment No. 36 on Form N-1A filed on May 14, 2004. (File Nos. 33-36729 and 811-6165)

Item 25.       Business and Other Connections of Investment Adviser:
               ----------------------------------------------------

     For a description of the other business of the investment adviser, see the section entitled "Who Manages the Fund?" in Part A. The affiliations with the Registrant of two of the Trustees and two of the Officers of the investment adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the investment adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark
     D. Olson (a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Wilson, Halbrook & Bayard, P.A.), 800 Delaware Avenue, P.O. Box 2305, Wilmington, DE 19899-2305.

The remaining Officers of the investment adviser are:

President/ Chief Executive Officer
and Trustee:                                              Keith M. Schappert

Vice Chairman: William D. Dawson, III

Senior Vice Presidents:                                   Joseph M. Balestrino
                                                          Jonathan C. Conley
                                                          Deborah A. Cunningham
                                                          Mark E. Durbiano
                                                          Robert M. Kowit
                                                          Jeffrey A. Kozemchak
                                                          Susan M. Nason
                                                          Mary Jo Ochson
                                                          Robert J. Ostrowski
                                                          Richard Tito

Vice Presidents:                                          Todd A. Abraham
                                                          J. Scott Albrecht
                                                          Randall S. Bauer
                                                          Nancy J.Belz
                                                          G. Andrew Bonnewell
                                                          Lee R. Cunningham, II
                                                          B. Anthony
                                                          Delserone,Jr.Donald T.
                                                          Ellenberger Eamonn G.
                                                          Folan John T. Gentry
                                                          Patricia L. Heagy
                                                          Susan R. Hill Nikola
                                                          A. Ivanov William R.
                                                          Jamison Nathan H. Kehm
                                                          John C. Kerber J.
                                                          Andrew Kirschler
                                                          Marian R. Marinack
                                                          Kevin McCloskey
                                                          Natalie F. Metz Thomas
                                                          J. Mitchell Joseph M.
                                                          Natoli Mary Kay Pavuk
                                                          Jeffrey A. Petro Ihab
                                                          L. Salib Roberto
                                                          Sanchez-Dahl, Sr. John
                                                          Sidawi Michael W.
                                                          Sirianni, Jr.
                                                          Christopher Smith
                                                          Timothy G. Trebilcock
                                                          Paolo H. Valle Stephen
                                                          J. Wagner Paige M.
                                                          Wilhelm George B.
                                                          Wright

Assistant Vice Presidents:                                Lori Andrews
                                                          Hanan Callas
                                                          Jerome Conner
                                                          James R. Crea, Jr.
                                                          Karol M. Crummie
                                                          Richard Cumberledge
                                                          Richard J. Gallo
                                                          Kathyrn P. Glass
                                                          James Grant
                                                          Tracey L. Lusk
                                                          Ann Manley
                                                          Karl Mocharko
                                                          Bob Nolte
                                                          Rae Ann Rice
                                                          Brian Ruffner
                                                          Kyle D. Stewart
                                                          Mary Ellen Tesla
                                                          Nichlas S. Tripodes
                                                          Mark Weiss

Secretary:                                                G. Andrew Bonnewell

Treasurer:                                                Thomas R. Donahue

Assistant Secretary:                                      Jay S. Neuman


Assistant Treasurer:                                      Denis McAuley, III

     The business address of each of the Officers of the investment adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the investment advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.

Item 26.       Principal Underwriters:

(a) Federated Securities Corp. the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant:

     Cash Trust Series, Inc.; Cash Trust Series II; Federated Adjustable Rate Securities Fund; Federated American Leaders Fund, Inc.; Federated Core Trust; Federated Core Trust II, L.P.; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fixed Income Securities, Inc.;
     Federated  GNMA  Trust;  Federated  Government  Income  Securities,   Inc.;
     Federated High Income Bond Fund, Inc.; Federated High Yield Municipal Income Fund; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated International Series, Inc.; Federated Investment Series Funds, Inc.; Federated Limited Duration Government Fund, Inc.; Federated Managed Allocation Portfolios; Federated Municipal High Yield Advantage Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Securities Income Trust; Federated Premier Intermediate Municipal Income Fund; Federated Premier Municipal Income Fund; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Total Return Government Bond Fund; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated World Investment Series, Inc.; Intermediate Municipal Trust; Edward Jones Money Market Fund; Money Market Obligations Trust; Regions Morgan Keegan Select Funds and SouthTrust Funds.








        (b)

           (1) (2) (3) Positions and Offices Positions and Offices

  With Distributor                         Name                With Registrant
---------------------               -----------------          --------------

Chairman:                           Richard B. Fisher            Vice Chairman

President-Institutional
Sales and Director:                 John B. Fisher

Executive Vice
Vice President, Assistant
Secretary and Director:             Thomas R. Donahue

President-Broker/Dealer
And Director:                       James F. Getz

Senior Vice Presidents:             Mark W. Bloss
                                    Richard W. Boyd
                                    Laura M. Deger
                                    Peter W. Eisenbrandt
                                    Theodore Fadool, Jr.
                                    Christopher Fives
                                    James S. Hamilton
                                    James M. Heaton
                                    H. Joseph Kennedy
                                    Amy Michaliszyn
                                    Keith Nixon
                                    Solon A. Person, IV
                                    Ronald M. Petnuch
                                    Thomas E. Territ
                                    Robert F. Tousignant
                                    Paul Uhlman

Vice Presidents:                    Irving Anderson
                                    Dan Berry
                                    John B. Bohnet
                                    Edward R. Bozek
                                    Jane E. Broeren-Lambesis
                                    Brian Burke
                                    Craig Burness
                                    David J. Callahan
                                    Mark Carroll
                                    Dan Casey
                                    Scott Charlton
                                    Steven R. Cohen
                                    Mary J. Combs
                                    James Conely
                                    R. Edmond Connell, Jr.
                                    Kevin J. Crenny
                                    Daniel T. Culbertson
                                    G. Michael Cullen
                                    Beth C. Dell
                                    Robert J. Deuberry
                                    Ron Dorman
                                    William C. Doyle
                                    Donald C. Edwards
                                    Lee England
                                    Timothy Franklin
                                    Peter J. Germain
                                    Jamie Getz
                                    Joseph D. Gibbons
                                    J. Todd Glickson
                                    G. Tad Gullickson
                                    Scott Gundersen
                                    Dayna C. Haferkamp
                                    Raymond J. Hanley
                                    Vincent L. Harper, Jr.
                                    Bruce E. Hastings
                                    Teresa M. Johnson
                                    Christopher L. Johnston
                                    William Kastrol
                                    Stephen Kittel
                                    Michael W. Koenig
                                    Ed Koontz
                                    Theodore J. Kravits, Jr.
                                    Christopher A. Layton
                                    Michael H. Liss
                                    Michael R. Manning
                                    Martin J. McCaffrey
                                    Mary A. McCaffrey
                                    Richard C. Mihm
                                    Chris Milliken
                                    Vincent T. Morrow
                                    Alec H. Neilly
                                    Rebecca Nelson
                                    James E. Ostrowski
                                    Thomas A. Peter III
                                    Raleigh Peters
                                    Robert F. Phillips
                                    Josh Rasmussen
                                    Richard A. Recker
                                    Christopher Renwick
                                    Diane M. Robinson
                                    Brian S. Ronayne
                                    Timothy A. Rosewicz
                                    Thomas S. Schinabeck
                                    Edward J. Segura
                                    Peter Siconolfi
                                    Edward L. Smith
                                    John A. Staley
                                    Colin B. Starks
                                    Jeffrey A. Stewart
                                    Kevin Stutz
                                    William C. Tustin
                                    G. Walter Whalen
                                    Stephen White
                                    Patrick M. Wiethorn
                                    Edward J. Wojnarowski
                                    Michael P. Wolff


Assistant Vice                      Lisa A. Toma
Presidents                          Robert W. Bauman
                                    Charles L. Davis, Jr.
                                    Brian F. Palusa
                                    William Rose

Treasurer:                          Denis McAuley, III

Secretary:                          Stephen A. Keen

Assistant Secretary:                Thomas R. Donahue
                                    Peter J. Germain

The business  address of each of the Officers of Federated  Securities  Corp. is
Federated  Investors  Tower,  1001  Liberty  Avenue,  Pittsburgh,   Pennsylvania
15222-3779.

           (c) Not applicable


Item 27.       Location of Accounts and Records:
               --------------------------------

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant
                                 Reed Smith LLP
                                 Investment and Asset Management Group (IMG)
                            Federated Investors Tower
                                 12th Floor
                               1001 Liberty Avenue
                                 Pittsburgh, PA  15222-3779

(Notices should be sent to the Agent for Service at the above address)

                                            Federated Investors Funds
                                            5800 Corporate Drive
                                            Pittsburgh, PA 15237-7000

State Street Bank and
 Trust Company                              P.O. Box 8600
("Custodian, Transfer Agent                 Boston, MA 02266-8600
 and Dividend Disbursing
 Agent")


Federated Services Company                  Federated Investors Tower
("Administrator")                           1001 Liberty Avenue
                                            Pittsburgh, PA  15222-3779

Federated Investment Management
Company("Adviser")                          Federated Investors Tower
                                            1001 Liberty Avenue
                                            Pittsburgh, PA  15222-3779


Item 28.       Management Services:  Not applicable.
               -------------------

Item 29.       Undertakings:

               Registrant hereby undertakes to comply with the provisions of
               Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FEDERATED MUNICIPAL SECURITIES INCOME TRUST, has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 27th day of August, 2004.

               FEDERATED MUNICIPAL SECURITIES INCOME TRUST

               BY: /s/ George F. Magera
               George F. Magera, Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

        NAME                               TITLE                      DATE

By:     /s/ George F. Magera        Attorney In Fact             August 27, 2004
George F. Magera                    For the Persons
ASSISTANT SECRETARY                 Listed Below


         NAME                            TITLE

John F. Donahue*                     Chairman and Trustee

J.                                   Christopher Donahue*
                                     President and Trustee
                                     (Principal Executive Officer)
Richard B. Fisher*                   Vice Chairman

William D. Dawson, III*              Chief Investment Officer

Richard J. Thomas *                  Treasurer
                                     (Principal Financial Officer)

Thomas G. Bigley*                    Trustee

John T. Conroy, Jr.*                 Trustee

Nicholas P. Constantakis*            Trustee

John F. Cunningham*                  Trustee

Lawrence D. Ellis, M.D.*             Trustee

Peter E. Madden*                     Trustee

Charles F. Mansfield, Jr.*           Trustee

John E. Murray, Jr.*                 Trustee

Marjorie P. Smuts*                   Trustee

John S. Walsh*                       Trustee

* By Power of Attorney